UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 13, 2009
(Date of earliest event reported)

DIGITAL POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	1-12711	94-1721931
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

41324 Christy Street, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (510) 657-2635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2009, Digital Power Corporation (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended June 30, 2009.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in this Current Report, including the Press Release attached as an exhibit hereto, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release, dated August 13, 2009, entitled “Digital Power Reports Financial Results for the Second Quarter Ended June 30, 2009”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

Dated: August 13, 2009	By:	/s/ Uri Friedlander
Uri Friedlander
Chief Financial Officer